UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Convertible and Income Fund
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert White, Treasurer

888 Seventh Ave, 31st Floor, New York, NY 10019
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: November 1, 2023 – April 30, 2024

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

April 30, 2024 (Unaudited)

AVK | SEMIANNUAL REPORT

Advent Convertible and Income Fund

GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT

CONVERTIBLE AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/avk, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2024

DEAR SHAREHOLDER

Tracy V. Maitland
President and Chief Executive Officer

We thank you for your investment in the Advent Convertible and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the semi-annual fiscal period ended April 30, 2024 (the “Reporting Period”).

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, gland, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2024, Advent managed approximately $7.8 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the Reporting Period, the Fund generated a total return based on market price of 29.72% and a total return of 17.72% based on NAV. As of April 30, 2024, the Fund’s market price of $11.57 per share represented a discount of 3.66% to its NAV per share of $12.01. As of October 31, 2023, the Fund’s market price of $9.48 per share represented a discount of 12.22% to its NAV per share of $10.80.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV per share.

During the Reporting Period, the Fund paid a monthly distribution of $0.1172 per share. The most recent distribution represents an annualized distribution rate of 12.16% based on the Fund’s closing market price of $11.57 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	April 30, 2024

Shareholders & Annualized Distribution Rate table on page 16, and Note 2(h) on page 45 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 83 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. To learn more about the Fund’s performance and investment strategy over the Reporting Period, we encourage you to read the Economic and Market Overview and the Management Discussion of Fund Performance, which begins on page 5.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Convertible and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the
Advent Convertible and Income Fund
May 31, 2024

4 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	April 30, 2024

Global corporate securities markets emerged from a correction in the summer and early fall of 2023 to strong rebound gains in the Reporting Period. The Federal Reserve (the “Fed”) stopped tightening monetary policy in the summer of 2023, and investor attention turned to when progress in reducing inflation would justify easing the restrictive level of interest rates. The Fed’s favored inflation metric, the Personal Consumption Expenditures Price Index, fell from 3.4% year-over-year in September 2023 to as low as 2.4% later in the Reporting Period. This and other reports led investors and even Fed officials to begin hinting at the appropriateness of reducing the Federal Funds Rate during calendar 2024.

Meanwhile, U.S. gross domestic product (“GDP”) growth maintained reasonable to robust levels and advanced at 3.4% in the fourth calendar quarter of 2023 and 1.6% in the first calendar quarter of 2024. Purchasing manager indices did not decline further during the Reporting Period, and other metrics such as monthly payroll gains remained in previous ranges. Fears of tight monetary policy having a lagged effect on growth have proved to be unrealized thus far, and nominal growth has remained high enough to spur reacceleration in corporate earnings growth. Estimates for earnings growth for the Standard & Poor’s 500 (“S&P 500”) Index for the first quarter of 2024 were about ten percent higher versus last year.

Interest rates eased in the beginning of the Reporting Period and no doubt contributed to stronger equity markets. However, a series of higher-than-expected inflation figures thus far in calendar year 2024 has pushed out expectations of easing from the Fed. Interest rates have moved higher since the start of the calendar year but corporate bond spreads and equity valuation multiples have continued to improve, helped by the outlook for corporate earnings. European corporate bond and equity markets have been strong, driven more by an easing interest rate outlook from the European Central Bank than corporate earnings, but also helped by no further deterioration in the economic outlook. In Asia, economic growth has not shown the upside of the U.S., but equity markets have been helped to some extent by stimulus plans in China and a weak yen in Japan.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 5

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited)	April 30, 2024

MANAGEMENT TEAM

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Investment Adviser of Advent Convertible and Income Fund (the “Fund” or “AVK”). The individuals who are primarily responsible for the day-to-day management of the portfolio (the “Portfolio Managers”) of the Fund include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolios of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses Fund performance for the semi-annual fiscal period ended April 30, 2024 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

All Fund returns cited – whether based on Net Asset Value (“NAV”) or market price – assume the reinvestment of all distributions. For the Reporting Period, the Fund generated a total return based on market price of 29.72% and a total return of 17.72% based on NAV. As of April 30, 2024, the Fund’s market price of $11.57 per share represented a discount of 3.66% to its NAV per share of $12.01. As of October 31, 2023, the Fund’s market price of $9.48 per share represented a discount of 12.22% to its NAV per share of $10.80.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV per share.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 13 for additional information about the Fund’s performance.

How did comparative indices perform for the Reporting Period?

For the Reporting Period, indices underlying numerous asset classes related to the corporate bond and equity markets, domestic and worldwide, had good performance. Certain factors such as index concentration, coupon differences, and duration had larger effects on some asset classes versus others. The returns of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

Index*	Return for Reporting Period
Bloomberg U.S. Aggregate Bond Index	4.97%
ICE Bank of America (“BofA”) U.S. Convertible Index	10.22%
ICE BofA U.S. High Yield Index	8.94%
MSCI World 100% Hedged to USD Index	20.66%
Refinitiv Global Focus Convertible U.S. Dollar Hedged Index	7.99%
Standard & Poor’s 500 (“S&P 500”) Index	20.97%

* Please see Page 12 for Index definitions.

6 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	April 30, 2024

What were the Fund’s distributions for the Reporting Period?

During the Reporting Period, the Fund paid a monthly distribution of $0.1172 per share. The most recent distribution represents an annualized distribution rate of 12.16% based upon the Fund’s closing market price of $11.57 per share at the end of the Reporting Period.

Payable Date	Amount
November 30, 2023	$0.1172
December 29, 2023	$0.1172
January 31, 2024	$0.1172
February 29, 2024	$0.1172
March 29, 2024	$0.1172
April 30, 2024	$0.1172
Total	$0.7032

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained.

Distributions may be paid from sources of income other than ordinary income, such as short-term capital gains, long-term capital gains or return of capital. The Fund currently anticipates that some of the 2024 distributions will consist of income, and some will be a return of capital. The final determination of the source and tax characteristics of all distributions in a particular year will be reported to shareholders in January following that year on form 1099-DIV.

While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.

A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. Please see Note 2(h) on page 45 for more information on distributions for the Reporting Period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Most asset classes in which the Fund participates performed well during the Reporting Period. The Fund’s NAV returns were near the high end of the range of comparative indices. Strong selection

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 7

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	April 30, 2024

within the individual asset classes, the larger allocation to equities in the Reporting Period, and the Fund’s leverage all contributed to the strong absolute performance.

Risk-free rates fell to start the Reporting Period but later rose as anticipation of easing the Federal Reserve (the “Fed”) monetary policy gave way to some disappointment. The 10-yr Treasury bond fell in yield from 4.93% to 4.68% and contributed to mildly positive returns for many fixed-income indices. Corporate bonds did better as spreads compressed materially from 442 basis points in the ICE BofA U.S. High Yield Index to 318 basis points to close the Reporting Period. Strong corporate profits and low default rates drove the reduction in spreads and gains in corporate bond prices. Convertible securities benefitted from the same spread compression, as well as rising equity prices which were driven by the same corporate profit increases and valuation multiple increases from the anticipation of lower interest rates and a robust U.S. economic performance.

The Fund’s exposure to international issuers contributed to absolute returns, although foreign convertible securities generally realized returns lower than those of domestic convertibles and U.S. high-yield. This primarily is due to lower returns from China-related convertibles, as the Chinese economy navigated a mild emergence of COVID and more targeted stimulus programs than past recoveries.

How did the Fund use derivatives during the Reporting Period?

The Fund may use covered call options on individual equity holdings as a means of generating income. The Chicago Board Options Exchange Market Volatility Index (“VIX”) averaged 14.1 during the Reporting Period, lower than its average during fiscal year 2023 of 18.4. The Fund limited its exposure to covered call writing to maximize the realization of gains from equities.

As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund had $314 million in leverage outstanding as of April 30, 2024, approximately 43% of the Fund’s total managed assets; $157 million is in the form of a margin loan with Société Générale, and $157 million was in a reverse repurchase agreement with Société Générale. Both forms of leverage have a fixed tranche that expires in December 2025, and both forms have floating tranches that vary with the Secured Overnight Financing Rate (“SOFR”). The average interest rate of the combined lines at April 30, 2024 was 5.45%, above the 5.19% average interest rate at October 31, 2023. The increase in the borrowing rates is primarily due to the expiration of fixed-rate swaps in December 2023. Borrowings fell from $349 million on October 31, 2023, as the Fund managed its leverage in relation to its equity. Subsequent to the end of the Reporting Period, the Fund implemented amendments to its margin loan and reverse repurchase agreements which, among other impacts, had the effect of reducing the spread of the floating tranches.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. The NAV return for the Fund was above the cost of leverage for the Reporting Period. Although Advent

8 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	April 30, 2024

looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage had a positive effect on NAV and shareholders for the Reporting Period given the sufficiently positive returns in the portfolio.

How was the Fund positioned at the end of the Reporting Period?

On April 30, 2024, the Fund’s total investments were allocated approximately 41.1% in convertible bonds, convertible preferred securities, and mandatory convertibles; 39.0% in corporate bonds; 9.7% in equities; 6.0% in asset backed securities; 3.3% in cash and cash equivalents; and 0.9% in senior floating rate interests.

The most prominent changes in asset allocation for the six months were a slight reduction in the allocation to convertible securities and a slight increase in the allocation to equities. The concentration of returns in the equity markets to a smaller set of stocks compared with history has led the Fund to increase its allocation to equities, especially in cases where a market sector may not be addressed in the convertible securities asset class.

International investments fell from 22.9% to 20.3% of the Fund’s portfolio over the Reporting Period. The Fund’s exposure to foreign issuers fell primarily due to the larger volume of new issuance in the U.S. relative to foreign countries. The U.S. makes up approximately 65% of the global convertible market, as measured by the Refinitiv Global Convertible Index; year to date through April 2024, the U.S. accounted for 73% of new issuance. The Fund has continued to favor new issuances, which provide higher coupons than the existing universe given the rise in interest rates, and a more balanced profile of upside participation and downside protection, being issued at par, than the existing universe. Thus far in calendar year 2024, issuance has continued to improve in the convertible market, bringing higher coupons to the universe, which has raised the current yield of the Fund.

The U.S. Dollar Index, a trade-weighted value of the U.S. dollar against a trade-weighted basket of foreign currencies, was relatively unchanged over the Reporting Period. The impact of translating foreign currencies to the U.S. dollar is mitigated by the Fund’s hedging actions using foreign currency forwards. These hedges have allowed Fund investors to realize the difference in interest rates between the U.S. dollar and foreign currencies and to reduce the negative impact that most foreign currencies have in their lower nominal yields.

Collateralized Loan Obligations (“CLOs”) are structured investment entities that invest in corporate loans and issue their own floating-rate debt securities. They are considered asset-backed securities as described elsewhere in this report. The Investment Adviser believes CLO debt tranches may help the Fund achieve its investment objective of providing a total return through a combination of capital appreciation and current income. CLO debt tranches pay interest based on formulas tied to short-term floating interest rates and now have yields that the Investment Adviser has deemed attractive as Fed monetary policy has led to floating interest rates rising to their highest level in over fifteen years. The historical default rates for CLO debt tranches are low and reflect the corrective actions that operators of CLOs can take when individual loans default to maximize the ability of the CLO debt tranches to remain solvent.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 9

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	April 30, 2024

During the Reporting Period, the collection of CLO securities owned by the Fund realized their comparatively high coupon rates and appreciated slightly in price. Returns compared to high-yield bonds were similar, with a higher portion coming from coupon and less return coming from price appreciation. Compared to U.S. convertible bonds, returns were slightly lower, given the strong price appreciation in securities linked to the equity markets.

Among strong contributors to performance, newly issued convertibles and existing corporate bonds in electronics hardware provider Western Digital Corp. (1.0% of long-term investments at period-end) rose as supply/demand dynamics improved in both the company’s core markets of disk drives and FLASH memory. Pricing in the FLASH memory market in particular improved as lower utilization restricted supply, and the equity may continue performing as the company pursues a split of the two sides of the business, disk drives and FLASH memory. The Fund has taken some profits in Western Digital but still maintains a position. Convertibles in real estate Internet company Zillow Group, Inc. (0.2% of long-term investments at period-end) improved as interest rates fell during the early part of the Reporting Period, which could spur a rebound in existing home sales. The Fund took some profits on the appreciation and added anew at lower prices as the stock declined on uncertainty over the National Association of Realtors settlement. Convertibles in European defense vendor Rheinmetall AG (0.2% of long-term investments at period-end) surged as the company experienced rapid order growth as European nations reevaluated defense spending and replenished stocks provided to Ukraine. The Fund has taken profits in Rheinmetall but maintains a position. Finally, stock and convertibles in biopharmaceutical company Sarepta Therapeutics, Inc. (1.6% of long-term investments at period-end) rose as the company received strong informal indications from Food and Drug Administration officials that its Elevidys gene therapy for Duchenne muscular dystrophy may be approved for use in a larger age group and broader patient universe.

Among detractors, convertibles into gaming company Penn Entertainment, Inc. (0.2% of long-term investments at period-end) fell as the company struggled with the opening months of its rebranded sports betting business known as ESPN BET. The market share gain has been disappointing and, although the core gaming business has been solid, we reduced the position until more progress is achieved. Convertibles in aerospace giant Boeing (not held at period end) fell after a 737 MAX experienced an operational failure with an Alaska Airlines flight in January. Further investigations on this incident and the past settlement related to 737 MAX crashes placed an overhang on the shares and the Fund exited the convertible position. Array Technologies, Inc. and its convertibles (0.5% of long-term investments at period-end) fell after the provider of utility-scale large solar tracking systems experienced project delays related to supply chain and uncertainty over Inflation Reduction Act (“IRA”) subsidies and bonuses. The Fund has added to its position, seeing the delays as limited and IRA rule clarity as a driver over the near-term. Newly issued convertibles from computer hardware system provider Super Micro Computer, Inc. (0.6% of long-term investments at period-end) fell after the company hinted at and later reported a lower revenue upside than recent quarters, citing supply chain bottlenecks for other components in artificial intelligence (“AI”) data centers. The Fund has maintained a position in Super Micro Computer, seeing the convertible as an ideal way to invest in a highly volatile stock with competitive advantages in meeting AI deployment demand.

10 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	April 30, 2024

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 11

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	April 30, 2024

Index Definitions

The following indices are referenced throughout this report. It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

ICE BofA U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar-denominated investment grade and noninvestment grade convertible securities sold into the U.S. market and publicly traded in the U.S. The index constituents are market-value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofA U.S. High Yield Index includes U.S. dollar-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/ BB + or below.

ICE U.S. Dollar Index is an index that determines the relative value of the U.S. dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + JapaneseYen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

MSCI World 100% Hedged to USD Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the U.S. dollar, the “home” currency for the hedged index. The index is 100% hedged to the U.S. dollar by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks designed to measure the equity market performance of 23 Developed Markets (“DM”) countries.

Refinitiv Global Focus Convertible U.S. Dollar Hedged Index is a market-weighted index with a minimum size for inclusion of $500 million (U.S.), €375 million (Europe), ¥22 billion (Japan), and $275 million (Other) of convertible bonds with an equity link.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.

12 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	April 30, 2024

Fund Statistics
Share Price	$11.57
Net Asset Value	$12.01
Discount to NAV	-3.66%
Net Assets ($000)	$415,569

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2024
	Six month	One	Three	Five	Ten
	(non-annualized)	Year	Year	Year	Year
Advent Convertible & Income Fund
NAV	17.72%	9.28%	-5.07%	4.24%	4.03%
Market	29.72%	11.54%	-2.35%	6.74%	5.45%
Bloomberg U.S. Aggregate Bond Index	4.97%	-1.47%	-3.54%	-0.16%	1.20%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/avk. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and is not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	April 30, 2024

Portfolio Breakdown	% of Net Assets
Corporate Bonds	68.3%
Convertible Bonds	66.8%
Common Stocks	16.9%
Asset-Backed Securities	10.5%
Money Market Fund	5.9%
Convertible Preferred Stocks	5.2%
Senior Floating Rate Interests	1.6%
Total Investments	175.2%
Other Assets & Liabilities, net	(75.2%)
Net Assets	100.0%

14 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	April 30, 2024

Country Diversification

Country	% of Long-Term Investments
United States	79.7%
Cayman Islands	6.8%
Canada	1.7%
Japan	1.4%
United Kingdom	1.4%
Bermuda	1.3%
Panama	1.2%
Netherlands	1.0%
Jersey	0.9%
Australia	0.7%
France	0.6%
Italy	0.6%
Spain	0.5%
Republic of Korea	0.4%
Israel	0.4%
Germany	0.3%
Virgin Islands (UK)	0.3%
Switzerland	0.3%
Luxembourg	0.3%
Liberia	0.2%
Total Long-Term Investments	100.0%

The above summaries are provided for informational purposes only and should not be viewed as recommendations.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 15

FUND SUMMARY (Unaudited) continued	April 30, 2024

All or a portion of the above distributions may be characterized as a return of capital. As of April 30, 2024, 28% of the distributions were estimated to be characterized as ordinary income and 72% of the distributions were estimated to be characterized as return of capital. For the year ended October 31, 2023, 28% of the distributions were characterized as ordinary income and 72% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2024 will be reported to shareholders in January 2025.

16 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2024

	Shares	Value
COMMON STOCKS† – 16.9%
Consumer, Non-cyclical – 6.1%
Zoetis, Inc.[1]	40,000	$6,369,600
AbbVie, Inc.[1]	30,000	4,879,200
Sarepta Therapeutics, Inc.*,1	25,000	3,166,500
Amgen, Inc.[1]	10,000	2,739,400
Pfizer, Inc.[1]	100,000	2,562,000
Organon & Co.[1]	125,000	2,326,250
Block, Inc. — Class A*,1	22,000	1,606,000
Eli Lilly & Co.[1]	2,000	1,562,200
Total Consumer, Non-cyclical		25,211,150
Communications – 2.7%
Amazon.com, Inc.*,1	20,000	3,500,000
Alphabet, Inc. — Class C1	20,000	3,292,800
Walt Disney Co.[1]	20,000	2,222,000
Verizon Communications, Inc.[1]	55,000	2,171,950
Total Communications		11,186,750
Technology – 2.2%
MongoDB, Inc.*,1	7,000	2,556,260
Micron Technology, Inc.[1]	20,000	2,259,200
NVIDIA Corp.[1]	2,500	2,160,050
Take-Two Interactive Software, Inc.*,1	15,000	2,142,150
Total Technology		9,117,660
Industrial – 1.9%
United Parcel Service, Inc. — Class B1	30,000	4,424,400
Lockheed Martin Corp.[1]	8,000	3,719,440
Total Industrial		8,143,840
Energy – 1.7%
Chevron Corp.[1]	18,000	2,902,860
Enphase Energy, Inc.*,1	20,000	2,175,200
Schlumberger N.V.[1]	45,000	2,136,600
Total Energy		7,214,660
Financial – 1.2%
JPMorgan Chase & Co.[1]	15,000	2,876,100
Chubb Ltd.[1]	8,000	1,989,120
Total Financial		4,865,220
Consumer, Cyclical – 0.8%
MGM Resorts International*,1	50,000	1,972,000
RH*,1	5,000	1,235,250
Total Consumer, Cyclical		3,207,250

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Shares	Value
COMMON STOCKS† – 16.9% (continued)

Basic Materials – 0.3%
Freeport-McMoRan, Inc.[1]	30,000	$1,498,200
Total Common Stocks
(Cost $67,544,219)		70,444,730
CONVERTIBLE PREFERRED STOCKS† – 5.2%
Financial – 2.6%
Bank of America Corp.
7.25%[1]	6,425	7,388,750
Wells Fargo & Co.
7.50%[1]	2,165	2,479,878
Apollo Global Management, Inc.
6.75% due 07/31/26[1]	15,670	963,705
Total Financial		10,832,333
Basic Materials – 0.9%
Albemarle Corp.
7.25% due 03/01/27††,1	69,843	3,849,048
Industrial – 0.9%
Chart Industries, Inc.
6.75% due 12/15/25[1]	59,997	3,563,822
Utilities – 0.6%
NextEra Energy, Inc.
6.93% due 09/01/25[1]	66,453	2,712,279
Consumer, Non-cyclical – 0.2%
BrightSpring Health Services, Inc.
6.75% due 02/01/27*,††,1	16,037	693,279
Total Convertible Preferred Stocks
(Cost $21,594,589)		21,650,761
MONEY MARKET FUND† – 5.9%
Morgan Stanley Institutional Liquidity Government Portfolio –
Institutional Class, 5.24%[1,2]	24,385,466	24,385,466
Total Money Market Fund
(Cost $24,385,466)		24,385,466
	Face
	Amount~
CORPORATE BONDS†† – 68.3%
Consumer, Cyclical – 14.5%
Verde Purchaser LLC
10.50% due 11/30/30[1,3]	3,016,000	3,181,062

See notes to financial statements.

18 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.3% (continued)
Consumer, Cyclical – 14.5% (continued)
Sands China Ltd.
5.13% due 08/08/25[1]	1,617,000	$1,599,959
5.40% due 08/08/28[1]	1,617,000	1,566,833
NCL Corporation Ltd.
8.38% due 02/01/28[1,3]	2,972,000	3,102,337
Life Time, Inc.
5.75% due 01/15/26[1,3]	3,008,000	2,979,199
Cinemark USA, Inc.
5.88% due 03/15/26[1,3]	2,994,000	2,966,556
United Airlines, Inc.
4.38% due 04/15/26[3]	2,972,000	2,859,919
Kohl’s Corp.
4.25% due 07/17/25[1]	1,485,000	1,453,177
4.63% due 05/01/31[1]	1,486,000	1,227,867
SeaWorld Parks & Entertainment, Inc.
5.25% due 08/15/29[1,3]	2,687,000	2,494,335
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[1,3]	2,313,000	2,464,703
Nissan Motor Acceptance Company LLC
2.00% due 03/09/26[1,3]	2,668,000	2,463,685
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
4.88% due 07/01/31[1,3]	1,525,000	1,329,997
6.63% due 01/15/32[1,3]	1,029,000	1,016,804
Jacobs Entertainment, Inc.
6.75% due 02/15/29[1,3]	2,454,000	2,331,701
Bath & Body Works, Inc.
6.88% due 11/01/35[1]	2,336,000	2,322,922
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.88% due 04/01/29[1,3]	2,245,000	2,129,386
Phinia, Inc.
6.75% due 04/15/29[1,3]	2,050,000	2,059,662
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
6.75% due 01/15/30[1,3]	2,359,000	2,057,451
LSF9 Atlantis Holdings LLC / Victra Finance Corp.
7.75% due 02/15/26[1,3]	2,014,000	1,980,543
Live Nation Entertainment, Inc.
3.75% due 01/15/28[1,3]	2,139,000	1,946,450
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[1,3]	2,000,000	1,877,854
Kontoor Brands, Inc.
4.13% due 11/15/29[1,3]	2,005,000	1,782,904
Victoria’s Secret & Co.
4.63% due 07/15/29[1,3]	2,169,000	1,706,651
Carnival Corp.
4.00% due 08/01/28[1,3]	1,666,000	1,529,496

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.3% (continued)
Consumer, Cyclical – 14.5% (continued)
Carnival Holdings Bermuda Ltd.
10.38% due 05/01/28[1,3]	1,348,000	$1,462,444
Dealer Tire LLC / DT Issuer LLC
8.00% due 02/01/28[1,3]	1,464,000	1,443,797
Staples, Inc.
10.75% due 04/15/27[1,3]	1,540,000	1,417,309
Macy’s Retail Holdings LLC
5.88% due 04/01/29[1,3]	1,366,000	1,318,631
Everi Holdings, Inc.
5.00% due 07/15/29[1,3]	1,286,000	1,263,542
Michaels Companies, Inc.
7.88% due 05/01/29[1,3]	1,498,000	1,099,090
Total Consumer, Cyclical		60,436,266
Consumer, Non-cyclical – 13.0%
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,3]	3,057,000	3,008,486
Edgewell Personal Care Co.
4.13% due 04/01/29[1,3]	3,264,000	2,956,647
Tenet Healthcare Corp.
4.38% due 01/15/30[1]	2,985,000	2,712,982
TriNet Group, Inc.
3.50% due 03/01/29[1,3]	3,077,000	2,700,665
Encompass Health Corp.
4.63% due 04/01/31[1]	2,862,000	2,571,662
Adtalem Global Education, Inc.
5.50% due 03/01/28[1,3]	2,669,000	2,538,486
Kedrion SpA
6.50% due 09/01/29[1,3]	2,638,000	2,386,071
Mobius Merger Sub, Inc.
9.00% due 06/01/30[1,3]	2,381,000	2,351,813
Pediatrix Medical Group, Inc.
5.38% due 02/15/30[1,3]	2,613,000	2,288,975
Service Corporation International
3.38% due 08/15/30[1]	2,686,000	2,279,109
Prestige Brands, Inc.
3.75% due 04/01/31[1,3]	2,668,000	2,272,859
LifePoint Health, Inc.
9.88% due 08/15/30[1,3]	2,155,000	2,249,930
Organon & Company / Organon Foreign Debt Co-Issuer BV
5.13% due 04/30/31[1,3]	2,565,000	2,219,595
Teva Pharmaceutical Finance Netherlands III BV
6.75% due 03/01/28[1]	2,145,000	2,179,108
Endo Finance Holdings, Inc.
8.50% due 04/15/31[1,3]	2,117,000	2,153,580

See notes to financial statements.

20 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.3% (continued)
Consumer, Non-cyclical – 13.0% (continued)
Varex Imaging Corp.
7.88% due 10/15/27[1,3]	2,094,000	$2,133,750
Central Garden & Pet Co.
4.13% due 04/30/31[1,3]	2,193,000	1,898,899
Coty Incorporated/HFC Prestige Products Inc/HFC Prestige International US LLC
4.75% due 01/15/29[1,3]	2,027,000	1,891,449
AMN Healthcare, Inc.
4.63% due 10/01/27[1,3]	2,005,000	1,885,564
Primo Water Holdings, Inc.
4.38% due 04/30/29[1,3]	2,047,000	1,870,498
AdaptHealth LLC
5.13% due 03/01/30[1,3]	2,090,000	1,775,061
CHS/Community Health Systems, Inc.
5.25% due 05/15/30[1,3]	2,108,000	1,726,575
HLF Financing SARL LLC / Herbalife International, Inc.
12.25% due 04/15/29[1,3]	1,747,000	1,675,385
MPH Acquisition Holdings LLC
5.50% due 09/01/28[1,3]	1,679,000	1,370,029
ModivCare Escrow Issuer, Inc.
5.00% due 10/01/29[1,3]	1,461,000	1,017,392
Total Consumer, Non-cyclical		54,114,570
Communications – 12.3%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00% due 02/01/28[1,3]	4,656,000	4,246,152
Rakuten Group, Inc.
11.25% due 02/15/27[1,3]	3,667,000	3,820,940
Urban One, Inc.
7.38% due 02/01/28[1,3]	4,592,000	3,746,865
News Corp.
5.13% due 02/15/32[1,3]	3,242,000	2,974,305
Directv Financing LLC / Directv Financing Company-Obligor, Inc.
5.88% due 08/15/27[1,3]	3,100,000	2,892,324
Sirius XM Radio, Inc.
4.00% due 07/15/28[1,3]	3,068,000	2,742,209
Stagwell Global LLC
5.63% due 08/15/29[1,3]	3,025,000	2,711,813
Viasat, Inc.
5.63% due 04/15/27[1,3]	1,513,000	1,386,133
7.50% due 05/30/31[1,3]	1,754,000	1,241,003
Uber Technologies, Inc.
7.50% due 09/15/27[1,3]	2,526,000	2,573,943
Match Group Holdings II LLC
4.13% due 08/01/30[1,3]	2,964,000	2,571,748

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.3% (continued)
Communications – 12.3% (continued)
McGraw-Hill Education, Inc.
8.00% due 08/01/29[1,3]	2,402,000	$2,208,937
Nexstar Media, Inc.
4.75% due 11/01/28[1,3]	2,450,000	2,177,066
Ciena Corp.
4.00% due 01/31/30[1,3]	2,478,000	2,175,908
CSC Holdings LLC
4.13% due 12/01/30[1,3]	3,038,000	1,932,691
Intelsat Jackson Holdings S.A.
6.50% due 03/15/30[1,3]	1,881,000	1,799,039
Cable One, Inc.
4.00% due 11/15/30[1,3]	2,141,000	1,637,469
Cablevision Lightpath LLC
5.63% due 09/15/28[1,3]	1,914,000	1,547,296
Vmed O2 UK Financing I plc
7.75% due 04/15/32[1,3]	1,507,000	1,488,318
Scripps Escrow II, Inc.
3.88% due 01/15/29[1,3]	1,504,000	1,112,626
5.38% due 01/15/31[1,3]	513,000	303,146
DISH Network Corp.
11.75% due 11/15/27[1,3]	1,339,000	1,353,634
Sinclair Television Group, Inc.
4.13% due 12/01/30[1,3]	1,798,000	1,237,671
Acuris Finance US Incorporated / Acuris Finance SARL
5.00% due 05/01/28[1,3]	1,206,000	1,095,131
Total Communications		50,976,367
Energy – 9.8%
New Fortress Energy, Inc.
6.50% due 09/30/26[1,3]	2,110,000	2,022,147
6.75% due 09/15/25[1,3]	1,038,000	1,026,265
Venture Global LNG, Inc.
8.38% due 06/01/31[1,3]	2,936,000	3,015,278
Civitas Resources, Inc.
8.75% due 07/01/31[1,3]	2,638,000	2,801,482
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
8.00% due 01/15/27[1]	2,527,000	2,559,737
Hilcorp Energy I Limited Partnership / Hilcorp Finance Co.
6.25% due 04/15/32[1,3]	2,535,000	2,444,728
CNX Resources Corp.
7.38% due 01/15/31[1,3]	2,411,000	2,440,877
Harvest Midstream I, LP
7.50% due 09/01/28[1,3]	2,162,000	2,169,898
7.50% due 05/15/32[3]	248,000	248,545
Martin Midstream Partners Limited Partnership / Martin Midstream Finance Corp.
11.50% due 02/15/28[1,3]	2,145,000	2,294,838

See notes to financial statements.

22 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.3% (continued)
Energy – 9.8% (continued)
Parkland Corp.
4.63% due 05/01/30[1,3]	2,512,000	$2,272,541
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
9.75% due 07/15/28[1,3]	2,150,000	2,068,951
Tallgrass Energy Partners Limited Partnership / Tallgrass Energy Finance Corp.
7.38% due 02/15/29[1,3]	2,052,000	2,056,135
Nabors Industries, Inc.
7.38% due 05/15/27[1,3]	2,027,000	2,013,238
Transocean, Inc.
8.75% due 02/15/30[1,3]	1,915,200	1,999,078
Vermilion Energy, Inc.
6.88% due 05/01/30[1,3]	1,957,000	1,906,527
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[1,3]	1,885,000	1,883,308
Aethon United BR Limited Partnership / Aethon United Finance Corp.
8.25% due 02/15/26[1,3]	1,861,000	1,874,807
Southwestern Energy Co.
5.38% due 03/15/30[1]	1,920,000	1,827,123
Northern Oil and Gas, Inc.
8.75% due 06/15/31[1,3]	1,542,000	1,625,145
Total Energy		40,550,648
Technology – 6.5%
Playtika Holding Corp.
4.25% due 03/15/29[1,3]	3,013,000	2,595,465
ASGN, Inc.
4.63% due 05/15/28[1,3]	2,683,000	2,506,026
NCR Atleos Corp.
9.50% due 04/01/29[1,3]	2,306,000	2,453,127
Open Text Corp.
3.88% due 12/01/29[1,3]	2,668,000	2,337,830
McAfee Corp.
7.38% due 02/15/30[1,3]	2,390,000	2,216,534
Consensus Cloud Solutions, Inc.
6.50% due 10/15/28[1,3]	2,500,000	2,191,496
Ahead DB Holdings LLC
6.63% due 05/01/28[1,3]	2,342,000	2,130,424
Dye & Durham Ltd.
8.63% due 04/15/29[1,3]	1,997,000	2,018,216
Rocket Software, Inc.
9.00% due 11/28/28[3]	1,993,000	2,002,736
Seagate HDD Cayman
5.75% due 12/01/34[1]	2,065,000	1,957,100
Western Digital Corp.
2.85% due 02/01/29[1]	2,052,000	1,734,912

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.3% (continued)
Technology – 6.5% (continued)
NCR Voyix Corp.
5.13% due 04/15/29[1,3]	1,627,000	$1,496,723
Xerox Holdings Corp.
8.88% due 11/30/29[1,3]	1,516,000	1,453,367
Total Technology		27,093,956
Financial – 4.9%
Freedom Mortgage Corp.
12.25% due 10/01/30[1,3]	1,536,000	1,667,856
7.63% due 05/01/26[1,3]	1,536,000	1,531,317
OneMain Finance Corp.
7.13% due 03/15/26[1]	3,127,000	3,165,193
Aretec Group, Inc.
7.50% due 04/01/29[1,3]	2,012,000	1,898,561
10.00% due 08/15/30[1,3]	1,001,000	1,087,017
Enova International, Inc.
11.25% due 12/15/28[1,3]	2,291,000	2,433,177
Iron Mountain, Inc.
4.88% due 09/15/27[1,3]	2,527,000	2,413,669
PRA Group, Inc.
5.00% due 10/01/29[1,3]	2,842,000	2,353,612
Uniti Group Limited Partnership / Uniti Group Finance Incorporated / CSL Capital LLC
10.50% due 02/15/28[1,3]	1,790,000	1,855,744
NMI Holdings, Inc.
7.38% due 06/01/25[1,3]	1,817,000	1,827,773
Total Financial		20,233,919
Basic Materials – 3.3%
Mineral Resources Ltd.
9.25% due 10/01/28[1,3]	2,558,000	2,685,974
FMG Resources August 2006 Pty Ltd.
4.38% due 04/01/31[1,3]	2,942,000	2,593,262
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[1,3]	2,272,000	2,226,918
WE Soda Investments Holding plc
9.38% due 02/14/31[1,3]	2,001,000	2,042,411
Ingevity Corp.
3.88% due 11/01/28[1,3]	2,118,000	1,886,889
Chemours Co.
4.63% due 11/15/29[1,3]	1,503,000	1,292,784
Rayonier AM Products, Inc.
7.63% due 01/15/26[1,3]	1,283,000	1,137,951
Total Basic Materials		13,866,189

See notes to financial statements.

24 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.3% (continued)
Industrial – 3.1%
Energizer Holdings, Inc.
4.38% due 03/31/29[1,3]	2,917,000	$2,574,304
GFL Environmental, Inc.
6.75% due 01/15/31[1,3]	2,533,000	2,554,606
Rand Parent LLC
8.50% due 02/15/30[1,3]	2,350,000	2,340,969
Clydesdale Acquisition Holdings, Inc.
8.75% due 04/15/30[1,3]	2,199,000	2,128,143
VM Consolidated, Inc.
5.50% due 04/15/29[1,3]	1,985,000	1,863,178
Brightline East LLC
11.00% due 01/31/30[3]	1,485,000	1,471,981
Total Industrial		12,933,181
Utilities – 0.9%
NRG Energy, Inc.
5.25% due 06/15/29[1,3]	3,800,000	3,597,956
Total Corporate Bonds
(Cost $285,701,122)		283,803,052
CONVERTIBLE BONDS†† – 66.8%
Consumer, Non-cyclical – 16.1%
Sarepta Therapeutics, Inc.
1.25% due 09/15/27[1]	7,144,000	8,188,453
Exact Sciences Corp.
2.00% due 03/01/30[1,3]	4,652,000	4,803,190
1.75% due 04/15/31[1,3]	2,403,000	2,203,551
Dexcom, Inc.
0.38% due 05/15/28[1,3]	6,148,000	6,256,898
Global Payments, Inc.
1.50% due 03/01/31[1,3]	3,879,000	3,875,121
Lantheus Holdings, Inc.
2.63% due 12/15/27[3,4]	3,343,000	3,781,938
Shift4 Payments, Inc.
due 12/15/25[1,4]	3,373,000	3,489,031
Insulet Corp.
0.38% due 09/01/26[1]	3,176,000	3,274,777
iRhythm Technologies, Inc.
1.50% due 09/01/29[1,3]	2,766,000	2,813,022
Elis S.A.
2.25% due 09/22/29[1]	EUR 1,600,000	2,379,138
Alnylam Pharmaceuticals, Inc.
1.00% due 09/15/27[1]	2,426,000	2,232,648
Cytokinetics, Inc.
3.50% due 07/01/27[1]	1,533,000	2,192,899

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.8% (continued)
Consumer, Non-cyclical – 16.1% (continued)
Amadeus IT Group S.A.
1.50% due 04/09/25[1]	EUR 1,700,000	$ 2,107,625
Halozyme Therapeutics, Inc.
1.00% due 08/15/28[1]	2,219,000	2,092,517
Affirm Holdings, Inc.
due 11/15/26[1,4]	2,478,000	2,063,679
Enovis Corp.
3.88% due 10/15/28[1,3]	1,733,000	2,053,605
Mirum Pharmaceuticals, Inc.
4.00% due 05/01/29[1,3]	1,630,000	1,802,617
Jazz Investments I Ltd.
2.00% due 06/15/26[1]	1,678,000	1,621,367
QIAGEN N.V.
1.00% due 11/13/24[1]	1,600,000	1,613,037
Bridgebio Pharma, Inc.
2.50% due 03/15/27[1]	1,568,000	1,559,533
Merit Medical Systems, Inc.
3.00% due 02/01/29[1,3]	1,335,000	1,435,125
Insmed, Inc.
0.75% due 06/01/28[1]	1,332,000	1,361,198
Davide Campari-Milano N.V.
2.38% due 01/17/29[1]	EUR 800,000	882,341
Edenred SE
due 06/14/28[1,4]	12,600 **	825,711
Herbalife Ltd.
4.25% due 06/15/28[1,3]	1,044,000	808,474
OPKO Health, Inc.
3.75% due 01/15/29[1,3]	596,000	669,606
Immunocore Holdings plc
2.50% due 02/01/30[1,3]	597,000	591,180
Total Consumer, Non-cyclical		66,978,281
Technology – 13.2%
ON Semiconductor Corp.
0.50% due 03/01/29[1]	6,996,000	6,777,375
Western Digital Corp.
3.00% due 11/15/28[1,3]	3,505,000	5,303,065
Akamai Technologies, Inc.
0.38% due 09/01/27[1]	2,548,000	2,597,686
1.13% due 02/15/29[1,3]	2,300,000	2,273,550
Super Micro Computer, Inc.
due 03/01/29[1,3,4]	3,978,000	4,069,494
MongoDB, Inc.
0.25% due 01/15/26[1]	1,818,000	3,232,335
Zscaler, Inc.
0.13% due 07/01/25[1]	2,538,000	3,225,798

See notes to financial statements.

26 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.8% (continued)
Technology – 13.2% (continued)
MicroStrategy, Inc.
due 02/15/27[1,4]	3,112,000	$3,171,858
Five9, Inc.
1.00% due 03/15/29[1,3]	2,507,000	2,481,303
Datadog, Inc.
0.13% due 06/15/25[1]	1,546,000	2,211,553
SK Hynix, Inc.
1.75% due 04/11/30[1]	1,400,000	2,200,800
Bentley Systems, Inc.
0.13% due 01/15/26[1]	2,001,000	2,033,016
Lenovo
2.50% due 08/26/29[1]	1,631,000	1,960,054
STMicroelectronics N.V.
due 08/04/27[1,4]	1,800,000	1,937,762
Lumentum Holdings, Inc.
1.50% due 12/15/29[1,3]	1,830,000	1,638,048
CyberArk Software Ltd.
due 11/15/24[1,4]	883,000	1,358,054
Seagate HDD Cayman
3.50% due 06/01/28[1,3]	984,000	1,181,784
Evolent Health, Inc.
3.50% due 12/01/29[1,3]	1,087,000	1,136,748
Ferrotec Holdings Corp.
due 06/23/28[1,4]	JPY 150,000,000	1,046,850
Envestnet, Inc.
2.63% due 12/01/27[1]	809,000	867,653
Dropbox, Inc.
due 03/01/28[1,4]	845,000	773,753
GlobalWafers CO., LTD.
1.50% due 01/23/29[1]	EUR 700,000	723,967
Rohm Company Ltd.
due 04/24/31[1,4]	JPY 110,000,000	715,981
Rapid7, Inc.
1.25% due 03/15/29[1,3]	724,000	703,583
HubSpot, Inc.
0.38% due 06/01/25[1]	285,000	615,315
CSG Systems International, Inc.
3.88% due 09/15/28[1,3]	616,000	585,973
Total Technology		54,823,358
Consumer, Cyclical – 10.2%
Carnival Corp.
5.75% due 12/01/27[1]	4,721,000	6,656,610
American Airlines Group, Inc.
6.50% due 07/01/25[1]	5,112,000	5,589,497

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.8% (continued)
Consumer, Cyclical – 10.2% (continued)
NCL Corporation Ltd.
5.38% due 08/01/25[1]	2,152,000	$2,651,264
1.13% due 02/15/27[1]	697,000	640,595
Wynn Macau Ltd.
4.50% due 03/07/29[1,3]	3,009,000	3,242,799
Live Nation Entertainment, Inc.
3.13% due 01/15/29[1]	2,879,000	3,133,504
Ford Motor Co.
due 03/15/26[1,4]	2,984,000	2,982,508
Marriott Vacations Worldwide Corp.
3.25% due 12/15/27[1]	3,230,000	2,963,525
ANLLIAN Capital Ltd.
due 02/05/25[1,4]	EUR 1,900,000	2,150,434
Cathay Pacific Finance III Ltd.
2.75% due 02/05/26[1]	HKD 14,000,000	1,952,002
H World Group Ltd.
3.00% due 05/01/26[1]	1,680,000	1,879,920
Royal Caribbean Cruises Ltd.
6.00% due 08/15/25[1]	552,000	1,575,615
Pirelli & C SpA
due 12/22/25[1,4]	EUR 1,300,000	1,496,063
Daiwa House Industry Company Ltd.
due 03/29/30[1,4]	JPY 220,000,000	1,385,791
ANA Holdings, Inc.
due 12/10/31[1,4]	JPY 180,000,000	1,275,379
Penn Entertainment, Inc.
2.75% due 05/15/26[1]	1,072,000	1,138,200
DraftKings Holdings, Inc.
due 03/15/28[1,4]	830,000	690,975
DocMorris Finance BV
3.00% due 05/03/29	CHF 468,000	531,558
Winnebago Industries, Inc.
3.25% due 01/15/30[1,3]	400,000	394,100
Total Consumer, Cyclical		42,330,339
Communications – 7.9%
Uber Technologies, Inc.
0.88% due 12/01/28[1,3]	5,719,000	6,425,297
Wayfair, Inc.
3.25% due 09/15/27[1]	4,432,000	4,893,814
Liberty Media Corp.
3.75% due 03/15/28[1]	2,618,000	2,824,822
Match Group Financeco 3, Inc.
2.00% due 01/15/30[1,3]	3,260,000	2,664,072
Lyft, Inc.
0.63% due 03/01/29[1,3]	2,541,000	2,623,941

See notes to financial statements.

28 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.8% (continued)
Communications – 7.9% (continued)
Etsy, Inc.
0.13% due 10/01/26[1]	2,285,000	$2,409,533
Snap, Inc.
0.75% due 08/01/26[1]	2,045,000	2,129,356
Palo Alto Networks, Inc.
0.38% due 06/01/25[1]	628,000	1,838,470
Nice Ltd.
due 09/15/25[1,4]	1,483,000	1,474,102
Zillow Group, Inc.
1.38% due 09/01/26[1]	1,271,000	1,473,089
Viavi Solutions, Inc.
1.63% due 03/15/26[3]	1,301,000	1,218,874
Delivery Hero SE
3.25% due 02/21/30[1]	EUR 1,100,000	1,057,634
Kakao Corp.
2.63% due 04/29/29[1]	700,000	724,570
Ziff Davis, Inc.
1.75% due 11/01/26[1]	733,000	666,572
Booking Holdings, Inc.
0.75% due 05/01/25[1]	272,000	500,317
Total Communications		32,924,463
Financial – 5.6%
Coinbase Global, Inc.
0.25% due 04/01/30[1,3]	4,085,000	3,709,790
Barclays Bank plc
1.00% due 02/16/29[1]	3,608,000	3,657,069
Ventas Realty, LP
3.75% due 06/01/26[1,3]	3,151,000	3,149,425
Citigroup Global Markets Holdings Incorporated/United States
0.25% due 03/22/28[1]	2,969,000	3,132,889
SoFi Technologies, Inc.
1.25% due 03/15/29[1,3]	2,142,000	1,999,932
Barclays Bank plc
due 01/24/25[1,4]	EUR 1,600,000	1,771,305
BNP Paribas SA/New York NY
due 05/13/25[1,4]	EUR 1,200,000	1,639,463
Citigroup Global Markets Holdings Incorporated/United States
1.00% due 04/09/29[1,3]	EUR 1,400,000	1,537,376
JPMorgan Chase Financial Co LLC
due 04/29/25[1,4]	EUR 800,000	967,040
COPT Defense Properties, LP
5.25% due 09/15/28[1,3]	884,000	913,614
Goldman Sachs Finance Corporation International Ltd.
due 03/15/27[1,4]	700,000	758,870
Total Financial		23,236,773

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~		Value
CONVERTIBLE BONDS†† – 66.8% (continued)
Industrial – 5.5%
Bloom Energy Corp.
3.00% due 06/01/28[1,3]	3,518,000		$3,185,725
Advanced Energy Industries, Inc.
2.50% due 09/15/28[1,3]	2,253,000		2,237,848
SPIE S.A.
2.00% due 01/17/28[1]	EUR 1,600,000		1,970,541
Schneider Electric SE
1.97% due 11/27/30[1]	800,000	**	1,008,820
due 06/15/26[4]	EUR 3,335		786,039
Fluor Corp.
1.13% due 08/15/29[1,3]	1,548,000		1,689,255
Cellnex Telecom S.A.
0.50% due 07/05/28[1]	EUR 1,500,000		1,634,956
Tetra Tech, Inc.
2.25% due 08/15/28[1,3]	1,435,000		1,627,362
Safran S.A.
due 04/01/28[1,4]	6,060	**	1,389,677
Duerr AG
0.75% due 01/15/26[1]	EUR 1,200,000		1,254,546
ZTO Express Cayman, Inc.
1.50% due 09/01/27[1]	1,265,000		1,226,101
Rheinmetall AG
2.25% due 02/07/30[1]	EUR 600,000		1,119,258
Air Transport Services Group, Inc.
3.88% due 08/15/29[1,3]	1,149,000		934,367
Rocket Lab USA, Inc.
4.25% due 02/01/29[1,3]	922,000		904,136
Daifuku Company Ltd.
due 09/13/30[1,4]	JPY 100,000,000		740,794
Ibiden Co. Ltd.
due 03/14/31[1,4]	JPY 100,000,000		667,239
Spirit AeroSystems, Inc.
3.25% due 11/01/28[1,3]	384,000		496,896
Total Industrial			22,873,560
Energy – 4.5%
Saipem SpA
2.88% due 09/11/29[1]	EUR 2,800,000		3,995,563
Array Technologies, Inc.
1.00% due 12/01/28[1]	4,294,000		3,661,709
RAG-Stiftung
1.88% due 11/16/29[1]	EUR 2,200,000		2,521,223
Nabors Industries, Inc.
1.75% due 06/15/29[1]	3,072,000		2,259,149

See notes to financial statements.

30 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~		Value
CONVERTIBLE BONDS†† – 66.8% (continued)
Energy – 4.5% (continued)
Enphase Energy, Inc.
due 03/01/28[1,4]	1,470,000		$1,221,516
0.25% due 03/01/25[1]	610,000		884,380
Northern Oil and Gas, Inc.
3.63% due 04/15/29[1]	1,274,000		1,576,001
Pioneer Natural Resources Co.
0.25% due 05/15/25[1]	376,000		1,103,466
Borr Drilling Ltd.
5.00% due 02/08/28[1,3]	800,000		860,960
NextEra Energy Partners, LP
due 11/15/25[1,3,4]	790,000		708,433
Total Energy			18,792,400
Utilities – 2.2%
PG&E Corp.
4.25% due 12/01/27[1,3]	3,647,000		3,657,029
Veolia Environnement S.A.
due 01/01/25[1,4]	58,552	**	1,957,269
CMS Energy Corp.
3.38% due 05/01/28[1,3]	1,409,000		1,381,525
Duke Energy Corp.
4.13% due 04/15/26[1]	1,292,000		1,284,564
American Water Capital Corp.
3.63% due 06/15/26[1,3]	660,000		644,655
Total Utilities			8,925,042
Basic Materials – 1.6%
MP Materials Corp.
3.00% due 03/01/30[1,3]	1,708,000		1,693,994
SGL Carbon SE
5.75% due 09/21/27[1]	EUR 1,000,000		1,137,228
JFE Holdings
due 09/28/28[1,4]	JPY 150,000,000		1,014,679
POSCO Holdings Inc.
due 09/01/26[1,4]	EUR 900,000		996,832
ATI, Inc.
3.50% due 06/15/25[1]	173,000		668,385
Lithium Americas Argentina Corp.
1.75% due 01/15/27[1]	787,000		594,185
Nippon Steel Corp.
due 10/05/26[1,4]	JPY 50,000,000		459,918
Total Basic Materials			6,565,221
Total Convertible Bonds
(Cost $270,566,469)			277,449,437

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 10.5%
Collateralized Loan Obligations – 10.5%
720 East CLO Ltd.
2023-IA, 11.18% (3 Month Term SOFR + 5.85%, Rate Floor: 5.85%) due 04/15/36◊,1,3	4,000,000	$4,009,424
Dryden 49 Senior Loan Fund
2021-49A, 8.99% (3 Month Term SOFR + 3.66%, Rate Floor: 3.66%) due 07/18/30◊,1,3	4,000,000	3,976,708
Park Blue CLO Ltd.
2023-3A, 10.72% (3 Month Term SOFR + 5.40%, Rate Floor: 5.40%) due 04/20/36◊,1,3	3,400,000	3,462,682
Galaxy 31 CLO Ltd.
2023-31A, 10.58% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 04/15/36◊,1,3	3,400,000	3,442,602
Barrow Hanley CLO I Ltd.
2023-1A, 11.48% (3 Month Term SOFR + 6.16%, Rate Floor: 6.16%) due 04/20/35◊,1,3	3,000,000	3,030,303
Crown City CLO V
2023-5A, 10.97% (3 Month Term SOFR + 5.65%, Rate Floor: 5.65%) due 04/20/34◊,1,3	3,000,000	3,014,976
Fortress Credit BSL Ltd.
2023-1A, 11.50% (3 Month Term SOFR + 6.17%, Rate Floor: 6.17%) due 04/23/36◊,1,3	3,000,000	3,010,992
1988 CLO 2 Ltd.
2023-2A, 11.73% (3 Month Term SOFR + 6.40%, Rate Floor: 6.40%) due 04/15/38◊,1,3	3,000,000	3,008,382
Pikes Peak CLO 15 2023 Ltd.
2023-15A, 9.77% (3 Month Term SOFR + 4.45%, Rate Floor: 4.45%) due 10/20/36◊,1,3	3,000,000	3,007,722
Invesco US CLO Ltd.
2023-2A, 10.27% (3 Month Term SOFR + 4.95%, Rate Floor: 4.95%) due 04/21/36◊,1,3	2,750,000	2,776,884
Parallel Ltd.
2023-1A, 11.49% (3 Month Term SOFR + 6.17%, Rate Floor: 6.17%) due 07/20/36◊,1,3	2,500,000	2,547,285
OZLM XXIV Ltd.
2021-24A, 8.99% (3 Month Term SOFR + 3.66%, Rate Floor: 3.66%) due 07/20/32◊,1,3	2,500,000	2,456,888
Sound Point CLO XXVII Ltd.
2021-2A, 8.94% (3 Month Term SOFR + 3.61%, Rate Floor: 3.61%) due 10/25/34◊,1,3	2,500,000	2,386,965
Katayma CLO I Ltd.
2023-1A, 10.57% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 10/20/36◊,3	2,000,000	2,024,986
Empower CLO Ltd.
2023-2A, 10.73% (3 Month Term SOFR + 5.40%, Rate Floor: 5.40%) due 07/15/36◊,1,3	1,500,000	1,539,925
Total Collateralized Loan Obligations		43,696,724
Total Asset-Backed Securities
(Cost $42,921,097)		43,696,724
SENIOR FLOATING RATE INTERESTS††,◊ – 1.6%
Consumer, Cyclical – 0.9%
Alterra Mountain Co.
8.57% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 08/17/28	2,728,400	2,738,631
American Greetings Corp.
11.07% (1 Month Term SOFR + 5.75%, Rate Floor 5.75%) due 10/30/29	995,000	992,512
Total Consumer, Cyclical		3,731,143

See notes to financial statements.

32 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

	Face
	Amount~	Value
Industrial – 0.7%
TransDigm, Inc.
8.07% (1 Month Term SOFR + 2.75%, Rate Floor 2.75%) due 08/24/28	2,904,368	$2,909,035
Total Senior Floating Rate Interests
(Cost $6,578,682)		6,640,178
Total Investments – 175.2%
(Cost $719,291,644)		$728,070,348
Other Assets & Liabilities, net – (75.2)%	(312,501,193)
Total Net Assets – 100.0%		$415,569,155

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

						Unrealized
Contract						Appreciation
Counterparty	Currency	Type	Quantity	Amount	Settlement Date	(Depreciation)
Bank of New York Mellon	EUR	Sell	42,228,674	46,280,232 USD	06/13/24	$1,043,348
Bank of New York Mellon	JPY	Sell	1,166,861,100	7,972,855USD	06/13/24	506,643
Bank of New York Mellon	HKD	Sell	14,787,308	1,895,354USD	06/13/24	2,080
Bank of New York Mellon	EUR	Buy	7,065,594	7,615,821USD	06/13/24	(46,902)
						$1,505,169

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Represents shares.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at April 30, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	All or a portion of these securities have been physically segregated in connection with the borrowings and reverse repurchase agreements. As of April 30, 2024, the total value of securities segregated was $692,942,433.
2	Rate indicated is the 7-day yield as of April 30, 2024.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a) (2) securities is $395,334,592 (cost $396,188,458), or 95.1% of total net assets.
4	Zero coupon rate security.

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2024

CHF — Swiss Franc
EUR — Euro
HKD — Hong Kong Dollar
JPY — Japanese Yen
LLC — Limited Liability Company
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at April 30, 2024 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$70,444,730	$—	$—	$70,444,730
Convertible Preferred Stocks	17,108,434	4,542,327	—	21,650,761
Money Market Fund	24,385,466	—	—	24,385,466
Corporate Bonds	—	283,803,052	—	283,803,052
Convertible Bonds	—	277,449,437	—	277,449,437
Asset-Backed Securities	—	43,696,724	—	43,696,724
Senior Floating Rate Interests	—	6,640,178	—	6,640,178
Forward Foreign Currency
Exchange Contracts**	—	1,552,071	—	1,552,071
Total Assets	$111,938,630	$617,683,789	$—	$729,622,419

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts**	$—	$46,902	$—	$46,902

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Portfolio of Investments for a breakdown of investments by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $157,021,361 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The Fund did not hold any Level 3 securities during the period ended April 30, 2024.

See notes to financial statements.

34 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2024

ASSETS:
Investments, at value (cost $719,291,644)	$728,070,348
Cash	307,170
Unrealized appreciation on forward foreign currency exchange contracts	1,552,071
Receivables:
Interest	6,084,859
Investments sold	5,383,764
Tax reclaims	90,822
Dividends	50,987
Other assets	86,288
Total assets	741,626,309
LIABILITIES:
Reverse repurchase agreements (Note 7)	157,021,361
Borrowings (Note 8)	157,000,000
Unrealized depreciation on forward foreign currency exchange contracts	46,902
Interest due on borrowings	28,460
Payable for:
Investments purchased	11,146,313
Investment advisory fees	329,181
Professional fees	195,904
Servicing fees	128,095
Trustees’ fees and expenses*	18,779
Other liabilities	142,159
Total liabilities	326,057,154
NET ASSETS	$415,569,155
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares authorized,
34,593,769 shares issued and outstanding	$34,594
Additional paid-in capital	473,551,078
Total distributable earnings (loss)	(58,016,517)
NET ASSETS	$415,569,155
Shares outstanding ($0.001 par value with unlimited amount authorized)	34,593,769
Net asset value	$12.01

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 35

STATEMENT OF OPERATIONS (Unaudited)	April 30, 2024
For the Six Months Ended April, 30, 2024

INVESTMENT INCOME:
Interest	$ 18,000,300
Dividends	1,377,601
Total investment income	19,377,901
EXPENSES:
Interest expense	8,814,796
Investment advisory fees	1,998,138
Servicing fees	777,054
Trustees’ fees and expenses*	333,503
Professional fees	283,023
Fund accounting fees	78,037
Administration fees	75,395
Insurance	73,524
Printing fees	60,687
Custodian fees	24,264
Registration and filing fees	16,744
Transfer agent fees	10,639
Miscellaneous	10,364
Total expenses	12,556,168
Net investment income	6,821,733
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(447,043)
Options written	110,066
Forward foreign currency exchange contracts	(382,794)
Foreign currency transactions	140,911
Net realized loss	(578,860)
Net change in unrealized appreciation (depreciation) on:
Investments	59,569,076
Forward foreign currency exchange contracts	630,942
Foreign currency translations	3,760
Net change in unrealized appreciation (depreciation)	60,203,778
Net realized and unrealized gain	59,624,918
Net increase in net assets resulting from operations	$ 66,446,651

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

36 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2024

	Six Months Ended
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,821,733	$13,089,343
Net realized loss on investments	(578,860)	(16,412,964)
Net change in unrealized appreciation (depreciation)
on investments	60,203,778	(3,698,919)
Net increase (decrease) in net assets resulting from operations	66,446,651	(7,022,540)
DISTRIBUTIONS:
Distributions to shareholders	(24,326,338)	(13,643,054)
Return of capital	—	(35,009,622)
Total distributions to shareholders	(24,326,338)	(48,652,676)
Net increase (decrease) in net assets	42,120,313	(55,675,216)
NET ASSETS:
Beginning of period	373,448,842	429,124,058
End of period	$415,569,155	$373,448,842

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 37

STATEMENT OF CASH FLOWS (Unaudited)	April 30, 2024
For the Period Ended April 30, 2024

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$66,446,651
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(59,569,076)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	(630,942)
Net realized loss on investments	447,043
Net realized gain on options written	(110,066)
Purchase of long-term investments	(419,903,172)
Proceeds from sale of long-term investments	474,284,694
Net purchases of short-term investments	(7,734,957)
Net accretion of discount and amortization of premium	(2,637,029)
Corporate actions and other payments	11,507
Premiums received on options written	123,278
Cost of closing options written	(13,212)
Decrease in interest receivable	424,332
Decrease in dividends receivable	37,713
Decrease investments sold receivable	6,971,532
Increase in tax reclaims receivable	(30,820)
Increase in other assets	(59,702)
Increase in investments purchased payable	998,541
Decrease in interest due on borrowings	(2,120)
Decrease in professional fees payable	(6,448)
Decrease in servicing fees payable	(4,694)
Decrease in investment advisory fees payable	(12,069)
Increase in trustees’ fees and expense payable*	3,360
Increase in other liabilities	28,617
Net Cash Provided by Operating and Investing Activities	$59,062,961
Cash Flows From Financing Activities:
Distributions to common shareholders	(24,326,338)
Payments made on borrowings	(16,000,000)
Payments made on reverse repurchase agreements	(19,000,894)
Net Cash Used in Financing Activities	(59,327,232)
Net decrease in cash	(264,271)
Cash at Beginning of Period (including foreign currency)	571,441
Cash at End of Period	$307,170
Supplemental Disclosure of Cash Financing Information: Cash paid during the
period for interest (including interest on reverse repurchase agreements)	$8,817,810

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

38 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2024

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2024	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of period	$10.80	$12.40	$20.14	$16.06	$16.34	$16.20
Income from investment operations:
Net investment income(a)	0.20	0.38	0.25	0.26	0.33	0.47
Net gain (loss) on investments (realized and unrealized)	1.71	(0.57)	(5.20)	5.23	0.80	1.08
Total from investment operations	1.91	(0.19	(4.95)	5.49	1.13	1.55
Less distributions from:
Net investment income	(0.70)	(0.40)	(0.51)	(1.41)	(0.34)	(0.56)
Capital gains	—	—	(1.39)	—	—	—
Return of capital	—	(1.01)	(0.89)	—	(1.07)	(0.85)
Total distributions to shareholders	(0.70)	(1.41)	(2.79)	(1.41)	(1.41)	(1.41)
Net asset value, end of period	$12.01	$10.80	$12.40	$20.14	$16.06	$16.34
Market value, end of period	$11.57	$9.48	$11.71	$19.23	$13.62	$14.79
Total Return(b)
Net asset value	17.72%(f)	(2.42%)	(27.04%)	34.59%	7.66%	9.94%
Market value	29.72%(f)	(8.50%)	(27.59%)	52.60%	2.05%	17.01%

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 39

FINANCIAL HIGHLIGHTS continued	April 30, 2024

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2024	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2023	2022	2021	2020	2019
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$415,569	$373,449	$429,124	$695,323	$554,322	$564,148
Ratio to average net assets of:
Net investment income, including interest expense	3.25%(f)	3.06%	1.66%	1.31%	2.14%	2.90%
Total expenses, including interest expense(c)	5.99%(f)	5.73%	3.54%	2.77%	3.98%	4.11%
Portfolio turnover rate	70%	116%	186%	126%	242%	123%
Senior Indebtedness
Total Borrowings outstanding (in thousands)(d)	$157,000	$173,000	$173,000	$168,000	$168,000	$210,000
Asset Coverage per $1,000 of indebtedness(e)	$3,647	$3,159	$3,480	$5,139	$4,300	$3,686

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at the net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.
(c)	Excluding interest expense, the operating expense ratios for the six months ended April 30, 2024 and the years ended October 31 would be:

(Unaudited)
April 30, 2024	2023	2022	2021	2020	2019
1.78%(f)	1.80%	1.56%	1.40%	1.55%*	1.57%

*Excludes borrowings breakage fees.

(d)	Commencing on October 31, 2018, as a result of the Fund having earmarked or segregated cash to collateralize the reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.
(f)	Annualized.

See notes to financial statements.

40 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2024

Note 1 – Organization

Advent Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Investment Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a- 4. The Investment Adviser, in its role as valuation designee, utilizes a valuation committee (the “Valuation Committee”), in the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Investment Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Investment Adviser.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

Securities listed on an exchange or on an over-the-counter market will be valued at the last reported sale price on the primary exchange or market on which they are traded; provided, however, that securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market system will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Equity securities that are traded on an exchange or on the over-the-counter (“OTC”) market and for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Commercial paper and discount notes are valued based on prices provided by independent pricing services or, if not available or if the Investment Adviser considers that price to not represent fair value, by dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing services or dealers may utilize proprietary valuation models which may, for example, consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Commercial paper and discount notes with remaining maturities of 60 days or less at the time of valuation are valued at amortized cost, unless the Investment Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service. Commercial paper and discount notes which have a term-to-maturity greater than 60 days from the date of purchase are valued at their current market quotations until maturity or disposition. Convertible securities are valued in the same manner as debt securities.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

42 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

Asset-back securities (“ABS”) and other structured finance securities are generally valued using a pricing service provider.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Investment Adviser.

Exchange-traded options are valued at the closing price, or if not traded that day at the mean of the bid and ask prices on the principal exchange on which they are traded.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Convertible Securities

The Fund invests in convertible securities, preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Most commonly, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(d) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require repayments from excess cash flows or permit

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at April 30, 2024.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the antifraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the year end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and

44 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Fund’s Statement of Operations in forward foreign currency exchange contracts.

(g) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of April 30, 2024, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(h) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(i) Covered Call Options and Put Options

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at any time during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Fund’s Statement of Assets and Liabilities.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

For the period ended April 30, 2024, there were no call/put options purchased.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an

46 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

Average Notional Amount
Use	Call	Put
Income	$ 1,176,250	$ —

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$4,786,203	$ 51,588,991

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of April 30, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation	Unrealized depreciation
on forward foreign currency		on forward foreign currency
	exchange contracts	exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at April 30, 2024:

Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk
$ 1,552,071

Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk
$ 46,902

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended April 30, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity options contracts	Net realized gain (loss) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation)
on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the period ended April 30, 2024:

Realized Gain(Loss) on Derivative Investments Recognized on the Fund’s Statement of Operations

	Forward Foreign
Options Written	Currency
Equity Risk	Exchange Risk	Total
$ 110,066	$(382,794)	$ (272,728)

Change in Unrealized Appreciation(Depreciation) on Derivative
Investments Recognized on the Fund’s Statement of Operations
	Forward Foreign
Options Written	Currency
Equity Risk	Exchange Risk	Total
$ —	$630,942	$ 630,942

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Fund monitors the counterparty credit risk associated with each such financial institution.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically

48 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Assets	in the Statement of
		Gross	Offset in the	Presented on	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
		Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Instrument	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Bank of New York	Forward foreign	$ 1,552,071	$—	$ 1,552,071	$ (46,902)	$—	$ 1,505,169
Mellon	currency
exchange
contracts

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Liabilities	in the Statement of
		Gross	Offset in the	Presented on	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
		Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Bank of New York	Forward foreign	$ 46,902	$—	$ 46,902	$ (46,902)	$—	$—
Mellon	currency
exchange
contracts
Société	Reverse	157,021,361	—	157,021,361	(157,021,361)	—	—
Générale	repurchase
agreements

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $82,755,471.

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and Advent, the Investment Adviser is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser receives an annual fee paid on a monthly basis and calculated daily from the Fund based on the average value of the Fund’s managed assets. In addition, subject to the approval of the Fund’s Board, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Investment Advisory Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the period ended April 30, 2024, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s managed assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s managed assets.

(b) If the average value of the Fund’s managed assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s managed assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee paid on a monthly basis and calculated daily of 0.21% of the average value of the Fund’s managed assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

50 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

Certain officers of the Fund may also be officers, directors and/or employees of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY maintains the books and records of the Fund’s securities and cash. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy.

Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended April 30, 2024, the average daily balance for which reverse repurchase agreements were outstanding amounted to $157,000,000 (exclusive of interest payable), with a related weighted average interest rate of 4.80%. As of April 30, 2024, there were $157,021,361 (inclusive of interest payable) in reverse repurchase agreements outstanding. As of April 30, 2024, the total value of securities segregated as collateral in connection with reverse repurchase agreements was $239,776,832.

Counterparty	Interest Rate(s)	Maturity Date	Face Value
Société Générale	6.59% (SOFR Index + 1.25%)*	12/15/24	$101,018,433
Société Générale	1.88%	12/15/25	56,002,928
			$157,021,361

*Variable rate security. Rate indicated is the rate effective at April 30, 2024.

The Fund may be exposed to financial instruments that recently transitioned away from LIBOR as a means to determine payment obligations or financing terms. As a replacement, SOFR has increasingly been used on a voluntary basis in new instruments and transactions. Under current U.S. regulations that require implementation of a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of April 30, 2024, aggregated by asset class of the related collateral pledged by the Fund:

52 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

	Greater than
Asset Type	90 days	Total
Corporate Bonds	$114,521,129	$114,521,129
Convertible Bonds	37,032,003	37,032,003
Convertible Preferred Stocks	1,830,019	1,830,019
Asset-Backed Securities	3,638,210	3,638,210
Total Reverse Repurchase Agreements	$157,021,361	$157,021,361
Gross amount of recognized liabilities for
reverse repurchase agreements	$157,021,361	$157,021,361

Note 8 – Borrowings

The Fund entered into a senior secured credit agreement dated December 15, 2017, as amended from time to time, with Société Générale.

Under the terms of the amended credit agreement, the Fund’s credit facility was as follows through December 14, 2022:

1.54% fixed rate 3-year maturity	$6,000,000
1.88% fixed rate 5-year maturity	19,000,000
3.89% fixed rate 5-year maturity	114,000,000
SOFR + 1.25% floating rate	50,000,000

An undrawn commitment fee of 0.30% per annum was charged on the difference between the $50,000,000 floating rate loan commitment and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Fund’s Statement of Operations.

On December 15, 2022, the terms of the credit agreement were amended. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:

1.54% fixed rate 3-year maturity	$6,000,000
1.88% fixed rate 5-year maturity	19,000,000
SOFR + 1.25% floating rate	164,000,000

On December 15, 2023, the Fund repaid the $6,000,000 fixed rate 3-year maturity credit facility.

An undrawn commitment fee of 0.30% per annum is charged on the difference between the $164,000,000 floating rate loan commitment and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Fund’s Statement of Operations.

In the event that the Fund terminates a credit agreement prior to the contractually agreed upon date, the Fund is charged a breakage fee by the counterparty to compensate for the early termination. Such fees, if incurred, are recorded as Borrowings breakage fees on the Fund’s Statement of Operations.

As of April 30, 2024, there was $157,000,000 outstanding in connection with the Fund’s credit agreement. The average daily amount of borrowings under the credit agreement during the period ended April 30, 2024, was $160,868,132, with a related weighted average interest rate of 5.97%. The maximum amount outstanding during the year was $173,000,000. As of April 30, 2024, the total value of securities segregated as collateral in connection with borrowings under the credit agreement was $453,165,601.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

The credit agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At April 30, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$721,752,561	$24,329,695	$(16,506,739	$7,822,956

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market of certain derivatives, real estate investment trusts, contingent payment debt instruments and additional income adjustments for tax purposes on certain convertible securities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

As of October 31, 2023 (the most recent fiscal year end for federal income tax purposes), tax components of distributable earnings (loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated	Other
Ordinary	Long-Term	Appreciation	Capital and	Temporary
Income	Capital Gain	(Depreciation)	Other Losses	Differences	Total
$—	$—	$(56,751,038)	$(43,074,935)	$(310,857)	$(100,136,830)

At October 31, 2023 (the most recent fiscal year end for federal income tax purposes), the Fund had capital loss carryforward available as shown in the table below, to offset possible future capital gains. The Fund is permitted to carry forward capital losses incurred for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses.

Unlimited		Total
		Capital Loss
Short-Term	Long-Term	Carryforward
$(21,800,188)	$(21,274,747)	$(43,074,935)

For the year ended October 31, 2023 (the most recent fiscal year end for federal income tax purposes), the capital loss carryforward amount utilized was $0.

The tax character of distributions paid during the year ended October 31, 2023 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$13,643,054	$—	$35,009,622	$48,652,676

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 10 – Securities Transactions

For the period ended April 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were as follows:

Purchases	Sales
$419,903,172	$474,284,694

Note 11 – Capital

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 34,593,769 shares issued and outstanding.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2024

Transactions in common shares were as follows:

	Period Ended	Year Ended
	April 30, 2024	October 31, 2023
Beginning shares	34,593,769	34,593,769
Shares issued through dividend investment	—	—
Ending shares	34,593,769	34,593,769

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events, other than the one described below, that would require adjustment to or disclosure in the Fund’s financial statements.

On May 10, 2024, the terms of the Fund’s credit agreement and reverse repurchase agreement with Société Générale were amended to reduce the spread of the floating rate tranches with SOFR from SOFR + 1.25% to SOFR + 0.95%.

56 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited)	April 30, 2024

Investment Objective and Policies

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in securities of foreign issuers.

Principal Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount invested.

Investment and Market Risk. An investment in the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the common shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions (such as the current contentious political climate in the United States), environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods of time. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, and at what price to do so, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 57

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited) continued	April 30, 2024

shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above an investor’s initial purchase price for common shares.

Convertible Securities Risk. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by the Fund is subject to such redemption option and is called for redemption, the Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. During periods of rising interest rates, it is possible that

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ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited) continued	April 30, 2024

the potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at a discount.

Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.

Structured and Synthetic Convertible Securities Risk. The value of structured and synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured and synthetic convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Interest Rate Risk. Convertible securities and non-convertible income-producing securities (including preferred stock and debt securities) (collectively “income securities”) are subject to certain interest rate risks, including:

•	If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline.
•	During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below

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ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited) continued	April 30, 2024

market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

•	During periods of declining interest rates, the issuer of an income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding income securities. This is known as call or prepayment risk. Lower grade income securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade income security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
•	Interest rate risk may be more pronounced in the current market environment with interest rates rising in response to inflation in recent years and projected to decrease in 2024.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and noninvestment grade income securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Debt Securities Risk. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws

60 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited) continued	April 30, 2024

may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on noncumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Foreign Securities Risk. Investing in foreign issuers or securities denominated in non-U.S. currencies may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), confiscatory taxation, political or social instability, illiquidity, price volatility, market manipulation, expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The

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securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a foreign currency to dollars, the payment of fixed brokerage commissions on some foreign exchanges and the imposition of transfer taxes or transaction charges by foreign exchanges. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund’s performance. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund invests in securities of issuers in emerging markets.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”). Following a transition period, the United Kingdom and the EU signed a Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which came into full force on May 1, 2021 and set out the foundation of the economic and legal framework for trade between the United Kingdom and the EU. As the UK/EU Trade Agreement remains a fairly new legal framework, the implementation of the UK/ EU Trade Agreement may result in continued uncertainty in its application and periods of volatility in both the UK and wider European markets. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect the performance of the Fund.

In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to the UK’s exit from the EU (“Brexit”) could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is further defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

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In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and any similar developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Markets Risk. Investments in securities the issuers of which are located in countries considered to be emerging markets are subject to heightened risks relative to foreign investing generally and are considered speculative. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior

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to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Investments in issuers located in emerging markets pose a greater degree of systemic risk. The inter-relatedness of institutions within a country and among emerging market economies has increased in recent years. Institutional failures or economic difficulties may spread throughout a country, region or emerging market countries throughout the world, which may limit the ability of the Fund to manage risk through geographic diversification. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.

Foreign Currency Risk. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Foreign currency rates may fluctuate significantly over short periods of time for various reasons, including changes in interest rates, inflation, balance of payments, governmental surpluses or deficits, intervention or non-intervention by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls and political developments in the U.S. and abroad. The Fund may, but is not required, to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. There can be no assurance that such strategies will be available or will be used by the Fund or, if used, will be successful. Certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. The Fund may attempt within the parameters of currency and exchange controls that may be in effect, to obtain rights to exchange its invested capital, dividends, interest, fees, other distributions and capital gains into convertible currencies. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange rates have been highly volatile in recent years. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk since currency trading is done on a principal to principal basis.

CLO Risk. CLOs often involve risks that are different from or more acute than risks associated with other types of income securities, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt tranches and CLO subordinated notes will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

There may be less information available to the Fund regarding the underlying investments held by CLOs than if the Fund had invested directly in securities of the underlying issuers. Fund shareholders will not know the details of the underlying investments of the CLOs in which the Fund invests. Due

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to their often complicated structures, various CLOs may be difficult to value and may constitute illiquid investments. In addition, there can be no assurance that a liquid market will exist in any CLO when the Fund seeks to sell its interest therein. Moreover, the value of CLOs may decrease if the ratings agencies reviewing such securities revise their ratings criteria and, as a result, lower their original rating of a CLO in which the Fund has invested. Further, the complex structure of the security may produce unexpected investment results. Also, it is possible that the Fund’s investment in a CLO will be subject to certain contractual limitations on transfer.

The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLOs, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Therefore, changes in the market value of the Fund’s CLO investments could be greater than the change in the market value of the underlying instruments.

As a result, as an investor in a CLO, the Fund is subject to the risk of default by borrowers on the loans held by the CLO. The Federal Reserve has recently implemented several increases to the Federal Funds rate and may in the future implement additional rate increases. Increases in interest rates may adversely impact the ability of borrowers to meet interest payment obligations on loans held by a CLO and increase the likelihood of default. A downturn in any particular industry or borrower in which a CLO is heavily invested may subject that vehicle, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns realized by the Fund. Although a CLO’s holdings are typically diversified by industry and borrower, an increase in interest rates coupled with a general economic downturn may result in an increase in defaults on loans across various sectors of the economy.

Investments in primary issuances of CLO securities may involve certain additional risks. Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO subordinated notes and could result in early redemptions which may cause CLO debt and subordinated note investors to receive less than face value of their investment.

The failure by a CLO to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to securityholders, including the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments that holders of junior debt and subordinated securities would otherwise be entitled to receive.

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In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. Such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. In addition, the volume of new CLO issuances varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

CLO Management Risk. The activities of any CLO in which the Fund may invest will generally be directed by a collateral manager. In the Fund’s capacity as holder of CLO securities, the Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of that CLO. Consequently, the success of any CLOs in which the Fund invests will depend, in large part, on the financial and managerial expertise of the collateral manager’s investment professionals. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals may not devote all of their professional time to the affairs of the CLOs in which the Fund invests. There can be no assurance that for any CLO, in the event that underlying instruments are prepaid, the collateral manager will be able to reinvest such proceeds in new instruments with equivalent investment returns. If the collateral manager cannot reinvest in new instruments with equivalent investment returns, the interest proceeds available to pay interest on the CLO securities may be adversely affected.

The transaction documents relating to the issuance of CLO securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO securities. Furthermore, CLO securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

The manager of a CLO has broad authority to direct and supervise the investment and reinvestment of the investments held by the CLO, which may include the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the collateral management agreement. During periods of economic uncertainty and recession, the incidence of amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings will change the terms of the investments and in some cases may result in the CLO holding assets not meeting the CLO’s criteria for investments. This could adversely impact the coverage tests under an indenture governing the

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notes issued by the CLO. Any amendment, waiver, modification or other restructuring that reduces the CLO’s compliance with certain financial tests will make it more likely that the CLO will need to utilize cash to pay down the unpaid principal amount of secured notes to cure any breach in such test instead of making payments on subordinated notes. Any such use of cash would reduce distributions available and delay the timing of payments to the Fund.

The Fund cannot be certain that any particular restructuring strategy pursued by the CLO manager will maximize the value of or recovery on any investment. Any restructuring can fundamentally alter the nature of the related investment, and restructurings are not subject to the same underwriting standards that are employed in connection with the origination or acquisition of investments. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to the Fund. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to the Fund.

The CLOs in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

The terms of CLOs set forth in their applicable transaction documents, including with respect to collateralization and/or interest coverage tests and asset eligibility criteria, may vary from CLO to CLO. Similarly the terms of the loans that constitute the underlying assets held by CLOs may vary. The CLO market and loan market may evolve in ways that result in typical terms being less protective for the holders of CLO securities. As a result, the Fund will be reliant upon the Investment Adviser’s ability to obtain and evaluate the terms of the CLOs in which the Fund invests, the terms of and creditworthiness of the borrowers with respect to the underlying assets held by those CLOs and information about the collateral managers of the CLOs.

Derivatives Transactions Risk. The Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivative transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting the gains from favorable market movements. Losses on derivatives transactions may reduce the Fund’s net asset value and its ability to pay dividends if such losses are not offset by gains on portfolio positions being hedged. Derivatives transactions involve risks. There may be imperfect correlation between the value of such instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the manager’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment

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or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

Risk Associated with Covered Call Option Writing. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The value of options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable gains.

With respect to exchange-traded options, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. An absence of a liquid secondary market on an exchange may arise because: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise.

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The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The Fund may also write (sell) over-the-counter options (“OTC options”). Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are entered into directly with the buyer of the option and not through an exchange or clearing organization that is interposed between the Fund and the counterparty. In an OTC option transaction exercise price, premium and other terms are negotiated between buyer and seller. OTC options generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Leverage Risk. The use of leverage may result in higher income to common shareholders over time; however, there can be no assurance that this expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

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The use of leverage by the Fund will cause the net asset value, and possibly the market price, of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and market price and dividend rate of the common shares of the Fund is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value of the common shares than if the Fund were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders. This risk may be greater in the current market environment because while interest rates were historically low in recent years, the Fed has been increasing the Federal Funds rate to address inflation.

Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, particularly during periods of adverse or volatile market conditions, the Fund may be required to sell assets in order to meet payment obligations on any leverage or to redeem leverage in order to comply with asset coverage or portfolio composition requirements.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted

The Fund may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial to the Fund if the Fund believes that the long-term benefits to common shareholders of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.

During the time in which the Fund is utilizing leverage, the amount of the fees paid for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest between the manager and the common shareholders, as common shareholders

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bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. The Fund has adopted a derivatives risk management program which includes value-at-risk modeling, stress tests, backtests, and additional disclosures to the SEC in compliance with Rule 18f-4 under the 1940 Act. The requirements of the rule and the Fund’s derivatives risk management program may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the cost of such transactions, which could adversely affect the performance of the Fund.

Illiquid Investments Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Significant changes in the capital markets, including recent disruption and volatility, have had, and may in the future have, a negative effect on the valuations of certain illiquid investments. Illiquid securities are also more difficult to value and the manager’s judgment may play a greater role in the valuation process. Although certain illiquid investments are not publicly traded, applicable accounting standards and valuation principles require the Fund to assume as part of its valuation process that such investments are sold in a principal market to market participants (even if the Fund plans on holding such investments to maturity). In addition, investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

REIT Risk. To the extent that the Fund invests in REITs it will be subject to the risks associated with owning real estate and with the real estate industry generally. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

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REGARDING THE FUND (Unaudited) continued	April 30, 2024

Inflation Risk/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. This risk is significantly elevated compared to normal conditions because recently, inflation levels have been at their highest point in nearly 40 years. In response to the recent rise in inflation rates, the Fed increased the Federal Funds rate. In December 2023, the Fed voted to pause interest rate hikes, and Fed officials indicated that interest rate reductions may be warranted in 2024. There is no guarantee that the Fed will reduce interest rates, especially if inflation increases again. During any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to common shareholders.

Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Securities Lending Risk. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Not a Complete Investment Program. An investment in the common shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking total return through a combination of current income and capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each common shareholder should take into account the Fund’s investment objective as well as the common shareholder’s other investments when considering an investment in the Fund.

Management Risk. Management’s judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made will prove beneficial to the Fund.

Legislation and Regulation Risk. Legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

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REGARDING THE FUND (Unaudited) continued	April 30, 2024

Changes enacted by the current presidential administration could significantly impact the regulation of financial markets in the United States. Areas subject to potential change, amendment or repeal include trade and foreign policy, corporate tax rates, energy and infrastructure policies, the environment and sustainability, criminal and social justice initiatives, immigration, healthcare and the oversight of certain federal financial regulatory agencies and the Fed. Certain of these changes can, and have, been effectuated through executive order. For example, the current administration has taken steps to rejoin the Paris climate accord of 2015, cancel the Keystone XL pipeline, change immigration enforcement priorities and increase spending on clean energy and infrastructure. Other potential changes that could be pursued by the current presidential administration could include changes to regulatory enforcement priorities. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Although the Fund cannot predict the impact, if any, of these changes on the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses.

Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation.

Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for

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REGARDING THE FUND (Unaudited) continued	April 30, 2024

such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

The Federal Reserve sharply raised interest rates in recent years in an effort to combat inflation. In December 2023, the Fed voted to pause rate hikes, and officials indicated that interest rate reductions may be warranted in 2024. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

The occurrence of events similar to those in recent years, such as localized wars, instability, pandemics, epidemics or outbreaks of infectious diseases in certain parts of the world, natural/ environmental disasters, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, and government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

In particular, the consequences of the Russian military invasion of Ukraine, including comprehensive international sanctions, the impact on inflation and increased disruption to supply chains and energy resources may impact the Fund’s portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset value. The Fund has no way to predict the duration or outcome of the situation, as theconflict and government reactions are rapidly developing and beyond the Fund’s control. Prolonged unrest, military activities, or broad-based sanctions could have a material adverse effect on the Fund’s portfolio companies. Such consequences also may increase the Fund’s funding cost or limit the Fund’s access to the capital markets.

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may

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REGARDING THE FUND (Unaudited) continued	April 30, 2024

be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Fund’s business, financial condition and results of operations.

LIBOR Transition Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. LIBOR can no longer be used to calculate new deals as of December 31, 2021. Since December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings have ceased to be published or are no longer representative. Overnight and 12-month US dollar LIBOR settings permanently ceased as of June 30, 2023. 1-, 3-, and 6-month U.S. dollar LIBOR settings will continue to be published using a synthetic methodology until September 2024. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

As an alternative to LIBOR, the Financial Reporting Council, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, recommended replacing U.S. dollar LIBOR with SOFR, a new index calculated by reference to short-term repurchase agreements, backed by Treasury securities. Abandonment of, or modifications to, LIBOR could have adverse impacts on newly issued financial instruments and any of our existing financial instruments which reference LIBOR. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there are many uncertainties regarding a transition from LIBOR, including, but not limited to, the need to amend all contracts with LIBOR as the referenced rate and how this will impact the cost of variable rate debt and certain derivative financial instruments. In addition, SOFR or other replacement rates may fail to gain market acceptance. Any failure of SOFR or alternative reference rates to gain market acceptance could adversely affect the return on, value of and market for securities linked to such rates.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of, new hedges placed against instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Moreover, these alternative rate-setting provisions may not be designed for regular use in an environment where LIBOR ceases to be published, and may be an ineffective fallback following the discontinuation of LIBOR.

On March 15, 2022, President Biden signed into law the Consolidated Appropriations Act of 2022, which among other things, provides for the use of interest rates based on SOFR in certain contracts

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currently based on LIBOR and a safe harbor from liability for utilizing SOFR-based interest rates as a replacement for LIBOR. The elimination of LIBOR could have an adverse impact on the market value of and/or transferability of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to the Fund or on the Fund’s overall financial condition or results of operations.

SOFR Risk. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been

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REGARDING THE FUND (Unaudited) continued	April 30, 2024

identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust, and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

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OTHER INFORMATION (Unaudited)	April 30, 2024

Federal Income Tax Information

In January 2025, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2024.

Sector Classification

Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider.The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classificationsystem providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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Trustees

TheTrustees of theAdvent Convertible and Income Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees
Independent Trustees:
Randall C.	Trustee and	Since 2005	Current: Private Investor (2001-present).	1	Current: Trustee of funds in the
Barnes++	Chairman of				Guggenheim Funds fund complex
(1951)	the Audit		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		(2003-present); Purpose Investments
	Committee		President, Pizza Hut International (1991-1993); SeniorVice President,		Funds (2013-present).
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Former: Guggenheim Energy & Income
Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of Companies, LLC (2003-present).	1	Current: Trustee Emeritus, Dartmouth
(1960)					College (2023-present); Sensata
			Former: Managing Director and Co-Head of the Merchant Banking Group at		Technologies, Inc. (2021-present).
BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of
			U.S. Corporate Banking at BNY Mellon (1995-1998).		Former: Dartmouth College (2019-
2023); Sontiq, Inc. (2016-2022); Harlem
Lacrosse & Leadership, Inc. (2014-2022);
Antenna International, Inc. (2010-2020);
Little Sprouts, LLC (2015-2018); Bendon
Inc. (2012-2016); Bonded Services, Ltd.
(2011-2016).
Derek Medina+	Trustee and	Since 2003	Current: Executive Vice President, ABC News (2008-present).	1	Current: Oliver Scholars (2011-present).
(1966)	Chairman of
	the Nominating		Former: Senior Vice President, Business Affairs and News Planning atABC News		Former: Young Scholar’s Institute
	and Governance		(2003-2008); Executive Director, Office of the President atABC News (2000-2003);		(2005-2020).
	Committee		Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998);
Associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).

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OTHER INFORMATION (Unaudited) continued	April 30, 2024

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Independent Trustees continued:

Ronald A. Nyberg++ Trustee		Since 2003	Current: Of Counsel, (formerly Partner) Momkus LLP (2016-present).	1	Current: Trustee of funds in the
(1953)					Guggenheim Funds fund complex (2003-
			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		present); PPM Funds (2)(2018-present);
			General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		Endeavor Health (2012-present).

Former: Guggenheim Energy & Income
Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021); Western
Asset Inflation-Linked Opportunities
& Income Fund (2004-2020); Western
Asset Inflation-Linked Income Fund
(2003-2020).
Gerald L.	Trustee	Since 2003	Current: Managing Partner of Heron Bay Capital Management (2020-present).	1	Current: University of Toledo Foundation
Seizert, CFA, CIC+					(2013-present); Beaumont Hospital
(1952)			Former: Managing Partner of Seizert Capital Partners (2000-2019); Co-Chief		(2012-present).
Executive (1998-1999) and a Managing Partner and Chief Investment
Officer – Equities of Munder Capital Management, LLC (1995-1999);Vice President
and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995);
Vice President and Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Trustee	Since 2003	Current: Partner, Dominus Capital (2003-present).	1	Current: Investment Advisory Board,
(1960)					Autism Impact Fund (2020-present);
			Former: Managing Partner, CSW Private Equity (2003-2021); Principal, First		Sprint Industrial Holdings
			Atlantic Capital Ltd. (2001-2004); Managing Director, Investment Banking Merrill		(2017-present).
Lynch & Co. (1992-2001); Founding Partner, The Carpediem Group (1990-1992)
			Dillion Read and Co. (1988-1990).		Former: Country Pure Foods
(2001-2006); Berkshire Blanket Inc.
(2006-2016); Sqwincher Corporation
(2006-2015); H2O Plus Holdings (2008-
2011); The Mead School (2012-2016);
The Wharton School (2000-2004).

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OTHER INFORMATION (Unaudited) continued	April 30, 2024

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Independent Trustees continued:

Nancy E. Stuebe+	Trustee	Since 2020	Current: Director of Investor Relations, Interactive Brokers Group, Inc.	1	None.
(1964)			(2016-present).

Former: Senior Equity Analyst & Senior Portfolio Manager, Gabelli Asset
Management (2015-2016); Senior Research Analyst & Portfolio Manager,
AIS Capital Management, LLC (2008-2015); Senior Equity Analyst & Portfolio
Manager, Gabelli Asset Management (2005-2008).
Interested Trustee:

Tracy V. Maitland+ø Trustee,		Since 2003	Current: President and Founder, Advent Capital Management, LLC (2001-present).	1	None.
(1960)	Chairman,
President and
Chief Executive
Officer

+	Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of the Fund. The term of the Class I Trustees will continue until the 2025 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe are the Class II Trustees of the Fund. The term of the Class II Trustees will continue until the 2026 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees of the Fund. The term of the Class III Trustees will continue until the 2024 annual meeting of shareholders or until successors shall have been elected and qualified.
**	As of period end. The Fund is the only fund in the “Fund Complex.”
ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

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Officers

The Officers of theAdvent Convertible and Income Fund, who are notTrustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years

Officers:

Stephen Ellwood	Chief	Since 2023	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2023-present).
(1970)	Compliance
	Officer and		Former: Chief Legal Officer and Chief Compliance Officer, Semper Capital Management, L.P. (2019-2023); General Counsel and Global
	Secretary		Chief Compliance Officer, Structured Portfolio Management, LLC (2015-2019); Chief Compliance Officer, Arrowgrass Capital Partners (US) LP
(2011-2015); General Counsel and Chief Compliance Officer, Quattro Global Capital, LLC (2007-2011); Chief Compliance Officer, Greywolf Capital
Management, LP (2006-2007); Chief Compliance Officer and Counsel, Forest Investment Management LLC (2004-2006); Director and Counsel,
MacKay Shields LLC (1999-2003); Compliance Associate, Goldman Sachs & Co. (Asset Management Division) (1998-1999); Compliance Officer,
Societe Generale Asset Management (1997-1998).
Tony Huang	Vice President	Since 2014	Current: Director, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006);Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

82 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN	April 30, 2024

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 83

DIVIDEND REINVESTMENT PLAN continued	April 30, 2024

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX, 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

84 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	April 30, 20249

Board of Trustees
Randall C. Barnes
Daniel L. Black
Tracy V. Maitland,*
Chairman

Derek Medina
Ronald A. Nyberg
Gerald L. Seizert
Michael A. Smart
Nancy E. Stuebe
* Trustee is an “interested person” of the Fund
as defined in the Investment Company Act of
1940, as amended.

Officers
Tracy V. Maitland
President and Chief Executive Officer

Robert White
Treasurer and Chief Financial Officer

Stephen Ellwood
Chief Compliance Officer

Tony Huang
Vice President and Assistant Secretary

Investment Adviser
Advent Capital Management, LLC
New York, NY

Servicing Agent
Guggenheim Funds Distributors, LLC
Chicago, IL

Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY

Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ

Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 85

This Page Intentionally Left Blank

FUND INFORMATION continued	April 30, 2024

Portfolio Managers of the Fund

The portfolio managers of the Fund are Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Convertible and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Convertible and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to July 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 87

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(06/24)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AVK-SAR-0424

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable for a semi-annual reporting period.
(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 14. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Convertible and Income Fund

By: /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date: July 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date: July 3, 2024

By: /s/ Robert White

Name: Robert White

Title: Treasurer and Chief Financial Officer

Date: July 3, 2024